Cardax Adds Makarand Jawadekar, Ph.D., and Elona Kogan to its Board of Directors

NEW DIRECTORS BRING EXTENSIVE PHARMACEUTICAL AND BUSINESS DEVELOPMENT EXPERTISE

HONOLULU, June 1, 2018 /PRNewswire/ — Cardax, Inc. (OTCQB: CDXI) announced today that Makarand Jawadekar, Ph.D., and Elona Kogan joined its Board of Directors, effective June 1, 2018.

Dr. Jawadekar spent 28 years at Pfizer Inc. in diverse roles, combining both technical and management functions. He brings to Cardax extensive experience in pharmaceutical research and development, alliance management, contracting, outsourcing, benchmarking, drug delivery, formulations, clinical supply manufacturing and packaging, clinical trial materials, pharmaceutics, pharmaceutical sciences, and performance metrics. He also has deep knowledge and global experience working across the United States, Europe, India, and other parts of Asia, including Japan and China.

Ms. Kogan held senior legal and operating positions at both ARIAD Pharmaceuticals, Inc. and Avanir Pharmaceuticals, Inc. She played key business and transactional roles in the recent $5.2 billion sale of ARIAD to Takeda Pharmaceutical Company Limited and the $3.5 billion sale of Avanir to Otsuka Pharmaceutical Company Limited. She has extensive experience in drug development and commercialization, including business development, with a focus on licensing, sales, marketing, compliance, corporate governance, and policy.

“We are pleased and honored to add these outstanding individuals to our Board,” commented Cardax Chairman George Bickerstaff. “As the Company continues work on its next generation products and moves into pharmaceutical development, their experience and background will help us create value from these important initiatives.”

“I have been working with Cardax as a consultant for several years and am impressed with the platform the Company has developed,” said Dr. Jawadekar. “I am delighted to support the Company in a different capacity as a member of the Board, and to contribute my experience and expertise to furthering the Company’s pharmaceutical development plans.”

“The Cardax pharmaceutical platform has the potential for broad application across multiple therapeutic areas through stand-alone projects or with partners,” said Ms. Kogan, “and I look forward to helping make that vision a reality.”

The Company’s pharmaceutical strategy complements its consumer health business featuring ZanthoSyn®, the Company’s premium astaxanthin dietary supplement for inflammatory health and longevity, which is available at more than 3,000 corporate General Nutrition Corporation (“GNC”) stores across the U.S.

About Cardax

Cardax devotes substantially all of its efforts to developing and commercializing dietary supplements and pharmaceuticals. Cardax is initially focusing on astaxanthin, which is a powerful and safe naturally occurring anti-inflammatory that supports health and longevity.* The safety and efficacy of Cardax’s products have not been directly evaluated in clinical trials or confirmed by the FDA.

About ZanthoSyn®

ZanthoSyn® is a physician recommended anti-inflammatory supplement for health and longevity that features astaxanthin with optimal absorption and purity.* ZanthoSyn® is sold online and in GNC stores. ZanthoSyn® contains astaxanthin, which is Generally Recognized as Safe (GRAS) according to FDA regulations.

About Astaxanthin

Astaxanthin is a clinically studied compound with safe anti-inflammatory activity that supports joint health, cardiovascular health, metabolic health, liver health, and longevity.*

Media and Investors

Janice Kam

1-808-457-1400

press@cardaxpharma.com

Safe Harbor

This release may contain certain forward-looking statements regarding our prospective performance and strategies within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. We intend such forward-looking statements to be covered by the safe harbor provisions for forward-looking statements contained in the Private Securities Litigation Reform Act of 1995, and are including this statement for purposes of said safe harbor provisions. Forward-looking statements, which are based on certain assumptions and describe future plans, strategies, and expectations of our company, are generally identified by use of words “anticipate,” “believe,” “estimate,” “expect,” “intend,” “plan,” “project,” “seek,” “strive,” “try,” or future or conditional verbs such as “could,” “may,” “should,” “will,” “would,” or similar expressions. Our ability to predict results or the actual effects of our plans or strategies is inherently uncertain. Accordingly, actual results may differ materially from anticipated results. Some of the factors that could cause our actual results to differ from our expectations or beliefs include, without limitation, the risks discussed from time to time in our filings with the Securities and Exchange Commission. Readers are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date of this release. Except as required by applicable law or regulation, we undertake no obligation to update these forward-looking statements to reflect events or circumstances that occur after the date on which such statements were made.

* These statements have not been evaluated by the Food and Drug Administration. This product is not intended to diagnose, treat, cure, or prevent any disease.